SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2004


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


  Nevada                          000-21640                          88-0136443
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(State or other jurisdiction      (Commission                (I.R.S. Employer
 of incorporation)                 File Number)             Identification No.)

 2411 West Sahara Avenue, Las Vegas, Nevada                                89102
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  Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)





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ITEM 5.02 (d).    OTHER EVENTS.

     On May 20, 2004, the Company announced that on May 19, 2004, Robert E. Lewis was elected to its Board of Directors (the "Board") by the Board. As a result, the Board is now composed of a majority of independent directors. Mr.
Lewis will serve on the Company's Audit Committee and the Governance and Compensation Committee.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

                  99.1  Press release dated as of May 20, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Station Casinos, Inc.



Date:    May 20, 2004               By:  /S/ Glenn C. Christenson
                                         ---------------------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer


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